                     INDEX TO 30700 CARTER ST., SOLON LEASE
                     --------------------------------------
                                    BETWEEN
                                    -------

                                    NCP, LTD
                                    --------
                                      AND
                                      ---
                                LDI CORPORATION.
                                ---------------

SECTION                                                         PAGE
- -------                                                         ----
1.   DEFINITIONS                                                1

2.   LOCATION                                                   2

3.   TERM                                                       2

4.   RENTAL                                                     2

5.   SERVICE                                                    5

6.   USE OF PREMISES                                            6

7.   CONSTRUCTION AND ALTERATIONS                               7

8.   COMMON USAGE                                               8

9.   INDEMNITY AND INSURANCE                                    8

10.  DAMAGES AND NON-LIABILITY                                  9

11.  DESTRUCTION                                               10

12.  EMINENT DOMAIN                                            10

13.  ASSIGNMENT, SUBLETTING AND SUBORDINATION                  11

14.  BANKRUPTCY                                                12

15.  SURRENDER                                                 12

16.  ACCESS BY LANDLORD                                        13

17.  HOLDING OVER                                              13

18.  SIGNS                                                     13

19.  TENANT'S POSSESSION                                       14

SECTION                                                 PAGE
- -------                                                 ----
20.  BREACH, INSOLVENCY, RE-ENTRY                       14

21.  MAINTENANCE AND REPAIRS                            15

22.  RENT DEMAND                                        16

23.  NOTICE                                             16

24.  GENERAL                                            16

25.  LIMITATION OF LANDLORD'S LIABILITY                 17

26.  SUCCESSORS AND ASSIGNS                             17

27.  RULES AND REGULATIONS                              17

28.  SECURITY DEPOSITS                                  17

29.  SHORT FORM LEASE                                   18

30.  BROKER                                             18

31.  ESTOPPEL CERTIFICATE                               18

32.  INVALIDITY OF PARTICULAR PROVISIONS                19

                                  SOLON LEASE
                                  -----------
                                    RESTATED
                                    --------



  THIS RESTATED LEASE is made and entered into this TWENTY-SECOND OF APRIL, 1993, by and between NCP, LTD., and Ohio limited partnership, with its principal offices located at 30033 Clemons Road, Westlake, Ohio 44145 (hereinafter called "Landlord"), LDI CORPORATION., with its offices located at 1975 E. NINTH ST., CLEVELAND, OHIO 44114, (hereinafter called "tenant"). The Landlord and Tenant hereby mutually covenant and agree as follows:

  Rider X

  1.    DEFINITIONS.
        ------------

        (A) "Real Property" shall mean the real estate located 30700 Carter St., Solon, as more particularly described in Exhibit A attached hereto and made a part hereof by reference.

        (b) "Improvements" shall mean the buildings and improvements existing or to be constructed on the Real Property, known as Solon.

        (c) "Premises" means that portion of the Improvements to be leased (consisting of 31,060) to Tenant hereunder, as set forth in red on Exhibit B attached hereto and made a part hereof by reference.

        (d) "Common areas" means the unassigned parking areas, driveways, halls, stairs, entrances and walks of the Real Property and Improvements as they may exist from time to time.

        (e) "Tenant's Percentage" shall mean the ratio of the area of the Premises to the area of the rentable space of the Improvements. Except as otherwise provided herein, for this Lease the Tenant's percentage is 21.3618%.

   (f) "Lease Year" shall mean any twelve (12) month period commencing on the Opening Date (as defined in Section 3 below) or any anniversary thereof, whether such period is in the Term hereof or the Renewal Term (if exercised).





                                   Page No. 1

2. LOCATION.
   ---------

   For the rent and upon the agreements contained in this Lease, Landlord leases to Tenant and Tenant rents from Landlord that portion of the Improvements, shown in red on Exhibit B (the "Premises"), together with the right to use the Common areas in common with the Landlord and other tenants of the Improvements as more specifically set forth hereinafter.

3. TERM.
   -----

  (a) The term of this Lease (the "Term") shall be for a period of 44 months commencing the 3/1/92 or the first day the Tenant shall take possession of the Premises. Such earlier date shall be known hereafter as the "Opening Date".

  (b) Provided Tenant is not in default of its obligations hereunder, upon 120 days prior written notice Tenant shall have the right and option to renew this Lease for an additional term (the "Renewal Term") of five years, commencing on 11/1/95, upon the same terms and conditions contained herein except that the Basic Annual Rental shall be increased to the current fair market rental value but no less than the percentage of increase in the Consumer Price Index. But in no event shall the renewal term base rent be less than the original base rent.

  (c) The Lease will be extended automatically at l50% of current rent for an additional period (the "Extended Term") unless either the Landlord or the Tenant provides written notice of its desire not to extend the Lease at least 120 days prior to the end of the Term or any Renewal Term. during the Extended Term either Lessor or Lessee may terminate the lease at anytime upon at least 30 days prior written notice of termination.

4. RENTAL.
   -------

  Tenant agrees without demand and without any deduction or set-off to pay to the Landlord at Landlord's office or such other place as Landlord may from time to time designate as rent for the Premises during the continuation of this Lease the Basic Annual Rent and the Common Charges (both as defined hereinafter):

                                   Page No. 2

  (a) The Annual rent shall be the sum of THREE HUNDRED SIX THOUSAND EIGHT HUNDRED NINETY-NINE DOLLARS AND SEVENTY-SIX CENTS (306,899.76) per year payable in equal consecutive monthly installments of TWENTY-FIVE THOUSAND FIVE HUNDRED SEVENTY-FOUR DOLLARS AND NINETY-EIGHT CENTS (25,574.98). each in advance on the first of every calendar month. Each and any payment not received by the 10th of the month add 5% to the payment. All balances beyond 30 days will include interest at 18% per year. The first installment of Basic Annual Rent shall be due and payable at the time of execution of this Lease. For each day of the period of time from the Opening Date until the first day of the Term, the Tenant shall pay the Landlord the sum of $70.07 for the use and occupancy of the Premises, plus the Common Charges (if any) prorated for such fraction of a month on the basis of actual number of days in such month, payable on or before the first day of the Term.

  (b) The Common charges shall be the product obtained by multiplying the Tenant's Percentage times the total of the following (the "Expenses") for each Lease Year:

   (i) The expense of such property insurance as the Landlord shall deem necessary or appropriate and maintain on the Improvements and Real Property;

   (ii) The expenses of such liability insurance as Landlord shall deem necessary or appropriate and maintain for its protection from liability occurring on or about the Improvements and Real Property;

   (iii) The expense of maintaining and repairing the Improvements and the Common Areas, including, without limitation, janitorial services to the Common areas, cleaning service, cleaning materials and equipment, supplies, labor, wages and fringe benefits, including workmen's compensation, disability benefits, insurance, payroll taxes, welfare benefits, unemployment benefits, mechanical equipment maintenance, equipment rental, personal property taxes, fire protection, licenses, permit fees, depreciation of maintenance equipment, window washing, management, landscaping, rubbish removal, maintenance of parking areas, removal of snow and ice, the lighting, security services, policing, lining and repair of parking areas and sidewalks and other services;

   (iv) The expense of all gas, water, electricity, sewage and other utility charges for utilities servicing or used in the Improvements (other than those metered separately to any tenant);

   (v) The expense of all gas, water, electricity, sewage and other utility charges for utilities servicing or used in the Common Areas; and




                               Page No. 3

   (vi) "Real Estate Taxes" shall include all real estate taxes, assessments, water and sewer rents (except water meter charges and sewer rent based thereon which have been included in the utility charges of (iv) or (v) of Paragraph (b) above) and other governmental impositions and charges of every kind and nature whatsoever, extraordinary as well as ordinary, foreseen and unforeseen, which shall or may, during the Term or the Renewal Term, be levied, assessed, or imposed, or liens upon or arising in connection with, the use, occupancy or possession of or grow due or payable out of, or for, the Real Property or any part thereof, and all reasonable costs and expenses incurred by Landlord in contesting or negotiating the same with any governmental authority.

   (vii) An amount equal to ten percent (10%) of the sum of the expenses described in (i) through (v) hereinabove, in full payment of all administrative costs of Landlord in connection therewith.

  (c) On or before the commencement of each Lease Year, Landlord shall make a good faith estimate of the Expenses for such Lease Year, and shall furnish Tenant a Statement setting forth the estimated amount of such Expenses. On or before the commencement of each Lease Year thereafter, Landlord shall furnish Tenant a statement setting forth the actual amount of the Expenses for the prior Lease Year, which amount shall serve as the estimated amount of the Expenses for the current Lease Year. During each Lease Year, Tenant shall pay along with each installment of the Basic Annual Rent one-twelfth (1/12th) of the Common Charges based on such estimate. Within thirty (30) days after Landlord delivers the above statement as to the actual Expenses for any Lease Year, any deficiencies or overages from the actual amount of such Common Charges from the estimated Common Charges paid during such prior Lease Year shall be adjusted between the parties. For any fractional portion of a calendar year at the commencement or termination of this Lease, any such deficiency or overage shall be settled and adjusted between the parties at the end of the Lease Year in the same manner as above but prorated based on the number of days of the term in such year. Landlord and Tenant hereby acknowledge and agree that the estimated Expenses for the first Lease Year of this Lease shall be equal to ____ per square foot of space in the premises.

                                   Page No. 4

             [Exhibit B Picture of Floor Plan 31,060 Sq. Ft.]

  (e) All rent and other charges not paid after 30 days of the due date shall bear interest at the rate of eighteen percent (18%) annually from and after the date said rent and charges become due, and the same shall be regarded as additional rent hereunder.

  (f) If Tenant shall dispute any item or items included by Landlord in determining the Expenses for any Lease Year, and such dispute is not amicably settled between Landlord and Tenant within thirty (30) days after the first statement setting forth the Expenses for such year has been rendered, either party may, during the 20 days next following the expiration of said 30-day period, notify the other of its election to arbitrate said dispute and thereupon such disputed item or items shall be referred by Landlord and Tenant to an arbitration panel composed of three certified public accountants (one selected by Landlord, one selected by Tenant, and the third selected by the other two), and the decision of such panel shall be conclusive and binding upon Landlord and Tenant. The expense involved in such determination shall be borne by the party against whom a decision is rendered by said accountants, provided that if more than one item is disputed and the decision shall be in part against each party, the expenses shall be fairly apportioned by said accountants and further provided that if such decision does not decrease Tenant's liability by at 5%, all of the cost and expense of such arbitration shall be borne by Tenant. If Tenant shall not dispute any item or items of any such statement within 30 days after such statement has been rendered, Tenant shall be conclusively deemed to have approved such statement.

5. SERVICE.
   --------

   Landlord shall provide the Premises with utilities connections for gas, all electricity, water and sewers, and shall supply the

                                   Page No. 5

Premises with water for domestic uses. Landlord shall have the right, without notice to Tenant, to discontinue any service to be provided to Tenant hereunder, during any period for which payment is overdue from Tenant on account of rent or other service for which payment is due from Tenant to Landlord to any public utility agency, or pursuant to any obligation of Tenant to Landlord hereunder, and rental shall not abate during any such period of discontinued service. Tenant shall pay for all utilities and services used or consumed upon the Premises to the extent such are separately metered and shall pay any charges made for the installation of new or additional connections or modifications in such services to the Premises required by Tenant and made during the term hereof. Tenant shall pay for such utilities and services either directly to the utility or, in the event Landlord shall pay the charges, to Landlord based on the readings of a submeter and at rates that would have been payable if such service were directly billed by the utility.

   The amount and character of any utilities and services provided by Landlord shall be solely within the judgment of the Landlord. Landlord shall not be liable in any way for interruption or failure of any such services from any cause whatsoever and any such interruption or failure of service shall never be deemed an eviction or disturbance of the Tenant's use and possession of the Premises or any part thereof or render the Landlord liable to the Tenant for damages, or relieve the Tenant from performance of the Tenant's obligations of this Lease.

6. USE OF PREMISES.
   ----------------

   Tenant shall use and occupy the PREMISES FOR GENERAL SALES OFFICES AND DISASTER RECOVERY SERVICES and for no other purpose. Tenant shall keep the Premises (expressly including heating, air conditioning, ventilation, plumbing and electrical equipment and systems located within or on the roof of the Premises) at all times in good order, condition and repair (including making all necessary replacements thereto), and shall also keep the Premises in a clean, sanitary and safe condition in accordance with laws of the State of Ohio, and in accordance with all directions, rules and regulations of the health officer, fire marshall, building inspector or other proper officers of the governmental agencies having jurisdiction, at the sole cost and expense of the Tenant, and Tenant shall comply with all requirements of law, ordinance or otherwise, affecting the Premises. Tenant shall pay on demand for any unusual use of heat, air conditioning, electricity or water because of any special needs or practices of the Tenant. Tenant shall permit no waste or nuisance upon or damage or injury to the Premises or utilities supplied thereto, and at the expiration of the Tenancy created hereunder, Tenant shall surrender the Premises in as good condition and repair as they were at the time Tenant took possession, excepting reasonable wear and tear and loss by fire or other insured casualty. Tenant agrees that Tenant shall commit no act which will cause either Tenant or Landlord to be in noncompliance with any and all zoning ordinance of the city of Westlake.

                                  Page No. 6

7. CONSTRUCTION AND ALTERATIONS.
   -----------------------------

  (a) Landlord shall cause the construction of the Premises to be completed as promptly as may be reasonably possible, subject to delays arising as a result of any (i) strikes, lockouts or labor disputes, (ii) inability to obtain labor or materials or reasonable substitutes therefor, (iii) acts of God, governmental action, condemnation, civil commotion, fire or other casualty, or
(iv) other conditions similar to those enumerated to this section beyond the reasonable control of the Landlord. Unless otherwise agreed by Landlord and Tenant, such work ("Landlord's Work") shall be done in conformity with the description of Landlord's Work and outline specifications set forth in Exhibit C attached hereto, and shall be completed in a good and workmanlike manner; together with final plans and specifications for Landlord's Work to be prepared by Landlord and approved by Tenant, provided, however, that if Tenant requires leasehold finish improvements which cost in excess of the Landlord's Work as specified on Exhibit C, Tenant shall pay such excess cost. When ready for Tenant's occupancy or Tenant's improvements, Landlord shall give Tenant written notice of such availability. Landlord's Work shall be deemed approved by Tenant in all respects when Tenant takes possession of the Premises except as to items which are not completed or do not conform to Exhibit C and as to which Tenant shall give Landlord written notice or Tenant's reasonable disapproval within fifteen (15) days after Tenant opens for business. Upon receipt of such notice, such items shall be completed with all reasonable speed.

  (b) Tenant will make no alterations in or additions to or improvements to the Premises without first obtaining the written consent of the Landlord thereto and then shall make such alterations only between hours and by such contractors and mechanics as may be approved in writing y Landlord. Within thirty (30) days after the date of execution of this Lease Tenant, or Tenant's sole cost and expense, shall cause two (2) sets of preliminary plans and specifications ("preliminary plans"), prepared in conformity with Exhibit D for the performance of Tenant's work described in Exhibit D, to be prepared and delivered to Landlord for Landlord's approval. Within thirty (30) days after Landlord's approval of preliminary plans Tenant, at Tenant's sole cost and expense, shall cause two (2) sets of working drawings and specifications ("working drawings"), prepared in conformity with the approved preliminary plans and with Exhibit D to be prepared and delivered for Landlord's approval. Landlord shall promptly notify Tenant of the respect, if any, in which said working drawings fail to conform to the approved preliminary plans and/or the applicable provisions of Exhibit D or fail to receive the approval of Landlord; and Tenant shall promptly make any revisions necessary to correct such matters and obtain such approval. Such approval shall be evidenced by Landlord's causing one (1) set of such working plans to be initialed on its behalf and returned to the Tenant. Tenant shall make any such alterations, changes and improvements in a good and workmanlike manner, shall comply with all applicable laws and building

                                  Page No. 7
regulations, and shall, prior to the making of said alterations, changes and improvements, assure Landlord that payment for the same will be made by Tenant. Tenant hereby completely and fully indemnifies Landlord against any Mechanic's lien or other lien or claims in connection with the making of any such alterations, changes and improvements. All alterations, additions, improvements and replacements made or provided by Landlord or Tenant upon the Premises, except movable office furniture and trade fixtures provided at Tenant's expense, shall be the property of Landlord, and shall remain upon and be surrendered with the Premises upon termination, without molestation or injury; provided, however, that at Landlord's election, Tenant shall remove all or such part of any such alterations, additions, improvements or replacements made by Tenant and repair and restore all damages or harm caused by such removal at Tenant's expense.

8. COMMON USAGE.
   -------------

   Landlord hereby grants to Tenant and Tenant's employees, agents, customers, guests, or invitees, expressly subject, however, to such rules and regulations as or may from time to time be made by Landlord, the non-exclusive right to use the Common Areas in common with others entitled to the use thereof. Tenant agrees to exercise reasonable diligence so that ingress and egress will not be blocked by any vehicles belonging to its employees, agents, customers, guests or invitees. Landlord shall maintain, control, manage and operate the Common areas in a reasonable manner and may from time to time promulgate such reasonable rules and regulations as Landlord in its sole discretion may deem appropriate, and Tenant, its agents, employees, customers, guests and invitees use and occupancy thereof shall be conditioned upon compliance with such rules and regulations.

9. INDEMNITY AND INSURANCE.
   ------------------------

   (a) Tenant shall defend and save harmless Landlord from and against any and all loss, cost, damage, or expense, including attorney's fees, of any nature whatsoever arising out of or connected with the us or occupancy of the Premises by Tenant, the materials or things maintained or kept by Tenant, its agents, employees, guests, invitees and contractors, in or on the Premises, the approaches thereto and the Common Areas, or arising or alleged to have arisen out of the acts or omissions of Tenant's officers, agents, employees, guest, invitees and contractors.

   (b) At all times during the terms of this Lease, Tenant shall, at Tenant's own expense, keep in full force and effect public liability insurance in companies acceptable to Landlord, naming both Landlord and Tenant as insured parties, with minimum limits of One Million Dollars ($1,000,000.00) on account of bodily injuries


                                 Page No. 8
or death of one person, One Million Dollars ($1,000,000.00) on account of bodily injuries or death or more than one person arising out of any one act or omission, and Two Hundred Fifty Thousand Dollars ($250,000.00) property damage arising out of any one act or omission. Tenant shall deposit such policy or policies of insurance, or certificates thereof with Landlord. Tenant shall further maintain property insurance on its personal property located on the Real Property to the actual cash value thereof.

  (c) Tenant shall not do anything in or about the Premises which will in any way tend to increase the insurance rates on the Premises, and/or Improvements or Real Property. Tenant shall pay as additional rent any increase in premiums for insurance which may be charged during their term of this Lease on the amount of insurance carried by Landlord on the Improvements and Real Property, resulting from activities carried on or occupancy of the Premises by Tenant, whether or not Landlord has consented to the same.

  (D) THE FIRE AND EXTENDED COVERAGE INSURANCE POLICIES CARRIED BY THE LANDLORD TO INSURE THE IMPROVEMENTS AND BY THE TENANT TO INSURE ITS PERSONAL PROPERTY LOCATED IN THE PREMISES SHALL EACH INCLUDE OR PERMIT A WAIVER OF ALL RIGHTS OF SUBROGATION AS SET FORTH BELOW. EACH OF THE PARTIES (TO THE EXTENT OF THE COVERAGE PROVIDED BY THE RESPECTIVE INSURANCE POLIcIES carried by such party) agrees to and does hereby waive all rights of recovery and causes of action against the other and all persons claiming through or under such other party, by way of subrogation or otherwise for any damage to the Premises, or the personal property, as the case may be, caused by any of the perils covered by such fire and extended coverage insurance policies (as now or hereafter constituted), notwithstanding that any such damage or destruction may be due to the negligence of such other party or of the persons claiming through or under such other party.

10.  DAMAGES AND NON-LIABILITY.
     --------------------------

     Landlord shall not be liable to the Tenant, its officers, agents or employees, for any theft, damage or injury occasioned by failure to keep the Premises heated, cooled or in repair, or for any bodily injury or property damage done or occasioned by or from structural failure or collapse, fixtures (whether in place or otherwise), fixture failure, other materials or part of the Improvements, plumbing, downspout, gas, water, steam or other pipes, or sewage, or the bursting, leaking, or running of any water outlet, container or fixture, in above, upon or about the Improvements or Premises,nor for injury or damage occasioned by wind, water, snow or ice being upon or coming through the roof, skylight, windows, stairs, doors, parking, road and sidewalk areas, or otherwise, nor for any injury or damage arising from the omissions of any of the utilities or service supplied or due to supplied by Landlord hereunder, or from acts of negligence or willfulness of co-tenants or other occupants of the Improvements or other contiguous buildings or property.

                                  Page No. 9

11.  DESTRUCTION.
     -----------

  If the Premises hereby leased are damaged or destroyed in part by fire or other casualty ordinarily insurable under full standard extended coverage insurance in Ohio during the term hereof, Landlord will repair and restore the same to good tenantable condition with reasonable dispatch; but in no event shall Landlord take longer than six (6) months to complete such repair and restoration. The rent herein provided shall abate entirely in case the entire Premises are untenantable, and pro rata for any portion rendered untenantable in case a part only is untenantable, until the same shall be restored to a tenantable condition; provided, however, that if Tenant, its agent, employees or guests or invitees shall fail to adjust its own insurance or to remove its damaged goods, wares, equipment or restoration is delayed by the acts or omissions of Tenant, there shall be no abatement of rental during the period of such resulting delay; and provided further that there shall be no abatement of rental if such fire, or other causes damaging or destroying the Premises shall result from any willful act or omission of Tenant, its agents, employees or guests or invitees; and provided further that if Tenant shall use any part of the Premises for storage or other useful purpose during the period of repair, a reasonable charge shall be made therefrom against Tenant. In the event the Premises, or the Improvements shall be destroyed to the extent of more than thirty percent (30%) of the value thereof, Landlord may at its option terminate this Lease forthwith by written notice to Tenant. In the event Landlord elects so to rebuild or repair, this Lease shall not terminate, but rent shall be abated equitably while the Premises are untenantable. In case Landlord elects to rebuild or repair as herein provided, the obligation of the Landlord hereunder shall be limited to the Landlord's original work and only to the amount of any insurance proceeds actually received by it.

12.  EMINENT DOMAIN.
     --------------

  In the event that the Premises or Common areas or any part thereof shall at any time after the execution of this Lease by taken for public or quasi-public use or condemned under eminent domain, Tenant shall not be entitled to claim, or have paid to the Tenant any compensation or damages whatsoever for or on account of any loss, injury, damage or taking of any right, interest, or estate of the Tenant in or to said property, in which event Tenant, upon request of Landlord so to do, will execute any and all releases or other documents as shall be required by such public or quasi-public authority. However, nothing herein contained shall be construed to prevent the Tenant from asserting against the condemnor any separate and independent claims for damages occurring by reason of said condemnation including, but not limited to, personal property, business, goodwill, cost of removing equipment, moving expenses, or loss of future profits. In the case of any such taking or

                                  Page No. 10
condemnation referred to in this paragraph, then if and when there is an actual taking of physical possession of the Premises or of any part thereof in excess of twenty-five percent (25%) of the rentable space thereof, then either the Landlord or the Tenant may cancel and terminate this Lease as to the whole of the Premises by giving notice to the other party within ten (10) days after such an actual taking of physical possession. No such taking of all or any part of the Common areas shall give rise to any right of termination or rent abatement for such taking. If this Lease is not terminated as above provided for following an;y of said actual takings, the Landlord shall repair the Improvements at its own expense; provided, however, that Landlord's obligation to repair shall be limited to the amount of award actually received by it for such taking. In the event of a partial taking of the Premises, a proportionate allowance shall be made in the Basic Annual Rent based on the proportion of the Premises remaining as compared to the original premises.

13.  ASSIGNMENT, SUBLETTING AND SUBORDINATION.
     ----------------------------------------

    Tenant agrees not to assign or in any manner transfer this Lease or any estate or interest therein without the previous written consent of Landlord, and not to sublet the Premises or any part or parts thereof or allow anyone to use the Premises or to come in with the Tenant, either through or under the Lease, without like consent. If tenant is a corporation, then any merger, consolidation or liquidation, or any change in ownership or power to vote of 30% or more of the total partnership interest shall constitute an assignment for purposes of this Lease. Consent to one or more assignments of this Lease or subletting of said Premises shall not operate to exhaust or waive Landlord's rights under this paragraph., Landlord may assign this Lease, or the rentals paid hereunder, or both, in its sole discretion, as additional security for any mortgage on the Real Property or otherwise, and Landlord also reserves the right and Tenant hereby agrees that on request of Landlord this Lease shall be subordinated to any mortgages which may hereafter be placed upon the Real Property and to any and all advances to be made thereunder, and to the interest thereof, and all renewals, replacements, and extensions thereof. Landlord reserves the right to demand and obtain from the Tenant a Waiver of Priority of Tenant's rights arising by virtue of the within leasehold estate, thereby subordinating Tenant's said lien in favor of a mortgage upon the Real Property, and Tenant upon demand by the Landlord for same, agrees to execute at any and all times such instrument that may be required by any lending institution or prospective mortgagee in order to effectuate such Waiver of Priority and subordination of Tenant's lien. If Tenant within five (5) days after submission of such instrument fails to execute the same, Landlord is hereby authorized to execute the same as


                                Page No. 11
attorney-in-fact for Tenant. If any mortgagee of the Real Property elects to treat the Lease as a prior lien to its mortgage, then upon due notice to Tenant to that effect, this Lease shall be deemed prior in lien to the said mortgage whether or not this Lease is dated prior to or subsequent to the date of said mortgage.

14.  BANKRUPTCY.
     ----------

    Neither this Lease, nor any interest therein, nor any estate thereby created shall pass to any trustees or receiver or assignee for the benefit of creditors or otherwise by operation of law. If the estate created hereby shall be taken or attempted to be taken in execution or by other process of las, or if Tenant shall be adjudicated insolvent or bankrupt pursuant to the provisions of any state or federal insolvency or bankruptcy act, or if a receiver or trustee of the property of Tenant shall be appointed by reason of Tenant's insolvency or inability to pay its debts, or if any assignment shall be made or attempted to be made by Tenant's property for the benefit of creditors, then and in any such event, Tenant will be deemed in default under this Lease. The allowance of any petition under the bankruptcy law, or the appointment of a trustee or receiver of Tenant or its assets shall be conclusive evidence that Tenant caused, or gave cause therefor, in violation of this Lease, unless such allowance of the petition, or the appointment of a trustee or receiver, is vacated within thirty
(30) days after such allowance or appointment.  Any act described in this
Section 14 shall be deemed a material breach of Tenant's obligation hereunder, and at any time when such a breach exists, Landlord may, at its option, and in addition to and independent of, any remedy available to Landlord, terminate this Lease and all rights of Tenant hereunder by giving to Tenant notice in writing of the election of Landlord so to terminate, and re-enter and repossess the Premises with or without prior notice.

15.  SURRENDER.
     ---------

    On the last day of the Term of this Lease, or on the sooner termination thereof, Tenant shall peaceable surrender the Premises in good condition and repair as required by Section 6 hereof. On or before the last day of the Term of this Lease or the sooner termination thereof, Tenant shall at its expense remove all of its office furnishings, machinery, equipment, supplies and other personalty. any property not so removed shall be deemed abandoned. All improvements, alterations, additions and fixtures, other than Tenant's personalty as aforesaid, which have been made or installed by either Landlord or Tenant upon the Premises shall remain as Landlord's property and shall be surrendered with the Premises as apart thereof. If the Premises are not surrendered at the end of the term or the sooner termination thereof, Tenant shall indemnify Landlord against loss or liability resulting from delay by Tenant in so
                                  Page No. 12
surrendering the Premises, including, but without limitation to, any claims made by any succeeding tenant founded on such delay. Tenant shall promptly upon surrender deliver all keys for the premises and Building to Landlord at the place then fixed for payment of rent.

16.  ACCESS BY LANDLORD.
     ------------------

    Landlord shall have the right to enter the Premises at reasonable times during the term hereof to make any alterations or repairs to the Improvements which Landlord may deem necessary or appropriate for its safety and preservation; provided, however, that Landlord shall not unduly or unreasonably interfere with the conduct of Tenant's business on the Premises. during the progress of any such work, Landlord may keep and store upon the Premises all necessary materials, tools and equipment. Landlord shall not in any event be liable for inconvenience, annoyance, disturbance, loss of business or other damage to Lessee, provided it be as little as may be reasonably possible in the circumstances, by reason of the performance of any such work or of bringing materials, supplies and equipment into or through the Premises during the course thereof the obligations of Tenant under this Lease shall not be affected thereby in any manner whatsoever. Tenant agrees to permit Landlord and any authorized representative of Landlord to enter the Premises at all times during normal business hours to exhibit the same for the purposes of sale or mortgage and, during the final six (6) month period Landlord may display on the Premises in such manner as not to interfere unreasonably with Lessee's business usual "For Sale" or "To Let" signs or signs of a similar nature.

17.  HOLDING OVER.
     ------------

  If Tenant shall remain in possession of all or any part of the Premises after the expiration of the term of this Lease, then Tenant shall be deemed a Tenant of the Premises from month to month, subject to all terms and conditions of the within Lease which are not inconsistent with such month to month tenancy, but nothing herein shall excuse any unauthorized holding over or waiver any liability therefor. Unless negotiated otherwise the monthly rent shall increase by 50%.

18.  SIGNS.
     -----

  Except as expressly provided herein, Tenant covenants and agrees that it will not permit or cause placed on the outside or inside of the Improvements or elsewhere on the Real Property, signs, notices or other media of advertising, except only for those installed by Landlord or as approved in writing in advance by Landlord. Tenant further covenants and agrees that any signs erected or maintained by


                                  Page No. 13

Tenant shall comply with the applicable laws and ordinances of the City of Westlake, Ohio and Tenant, at its expense, shall obtain any permits required therefor. Any Signs erected by Tenant shall be in accordance with existing building standards. In accordance with the foregoing, Tenant shallplace erect, and maintain signs at the entrance to the premises and at the loading dock.

19.  TENANT'S POSSESSION.
     -------------------

  Taking possession of the Premises by Tenant shall be conclusive evidence that the Premises were in good order and in satisfactory condition when Tenant took possession. Provided, however, that Landlord hereby covenants and agrees that if Tenant shall promptly and faithfully perform all of the covenants and agreements herein stipulated to be performed on Tenant's part, Tenant shall at all times during said term have the peaceable and quiet enjoyment and possession of said Premises without hinderance or claim from Landlord or any persons lawfully claiming said Premises by or under the Landlord.

20.  BREACH, INSOLVENCY, RE-ENTRY.
     ----------------------------

  (a) If Tenant shall at any time be in default in the payment of rent or other sums of money required to be paid by Tenant or in the performance of any of the covenants, terms, conditions, provisions, rules and regulations of this Lease and the Tenant shall fail to remedy any such default within a period of three (3) days, in the event the default is as to payment of rent or other sums of money, or within fifteen (15) days after receipt of notice thereof from Landlord, of the default relates to matters other than the payment of rent and other sums of money (but Tenant shall not be deemed to be in default if Tenant commences to remedy said defaults other than relating to payment of rent and other sums of money within said fifteen (15) day period, and proceeds therewith with due diligence), or if Tenant shall commit waste, shall vacate the Premises, or if Tenant shall be adjudged bankrupt or shall make an assignment for the benefit of creditors, or if a receiver of any property of Tenant in or upon the Premises be appointed in any action, suit or proceeding by or against Tenant and not removed within thirty (30) days after appointment or if the interest of Tenant in the Premises shall be offered for sale or sold under execution or other legal process, Landlord, in addition to all other remidies given to Landlord in law or in equity, may by written notice to Tenant to terminate this Lease, or, without terminating this Lease, re-enter the Premises in accordance with applicable law by summary proceeding or otherwise, and, in any event, may dispossess the Tenant, with or without process of law, using such force as may be necessary to remove all persons and chattels therefrom. Landlord shall not be liable for damages to



                                  Page No. 14
persons or property by reason of any such re-entry or forfeiture which shall in such event conclusively be deemed a peaceable re-entry to the Landlord's Premises, and shall be aided and assisted by Tenant, his agents, representatives, and employees.

  In the event of such re-entry, Landlord may relet the Premises without being olligated so to do and, in the event of a reletting, may apply the rent therefrom first to the payment of Landlord's expenses, including reasonable attorneys' fees incurred by reason of Tenant's default, and the expense of reletting including, but not limited to, the repairs, renovation, or alterations of the Premises, and then to payment of rent and all other sums due from Tenant hereunder, Tenant remains liable for any deficiency.

  (b) In the event of a default or threatened default by Tenant of any of the terms, provisions, covenants, conditions, rules and regulations of this Lease, Landlord shall have the right to injunction and the right to invoke any remedy permitted to Landlord in law or in equity. All remidies available to Landlord are declared to be cumulitive and concurrent. No termination of this Lease nor any taking or recovering of possession of the Premises shall deprive Landlord of any of its remedies or actions against Tenant for past or future rent, nor shall the bringing of any actionfor rent or other default be construed as a waiver of the right to obtain possession of the Premises.

  (c) If Tenant shall fail to make any payment or perform any other act on its part to be performed under this Lease, Landlord may make such payment or perform such other act to the extent Lessor deems desirable. Any amounts so paid by Landlord or any expenses so incurred in doing any such act to make up any default to Tenants part to fulfill Tenant's covenants herein written, are hereby agreed and declared to be so much additional rent and shall be due and payable within the next installment due thereafter under this Lease.

21.  MAINTENANCE AND REPAIRS.
     -----------------------
  Landlord shall keep in good repair and condition the foundation, the roof, the four outer walls and all structural components of the Improvements (excluding windows and doors inside the Premises) and the Common Areas, but Landlord shall not be called upon to amake any repairs occasioned by the act or omission of Tenant, its officers, agents, servents, guests or invitees. Tenant shall maintain and keep in good repair and condition the Premises and contents and decoration thereof, including without limitation all pipes and other plumbing, toilets, sinks, lights and other electrical systems and fixtures, all glass, floor coverings, and heating ang air conditioning systems. If, after the notice from Landlord, Tenant fails or refuses to make any repairs or provide any maintenance required by Tenant hereunder, then Landlord may, but shall not be obligated to, make or cause such repairs to be made or maintenance provided, the Tenant agrees that it

                                 Page No. 15
will, in such event, pay the full cost
thereof to Landlord upon demand, as additional rental hereunder, with all remedies attendant thereon.


22.  RENT DEMAND.
     -----------

     Every demand for rent due whereever and whenever made shall have the same effect as if made at the time it falls due and at the place of payment and, after the service of any notice of commencement of any suit, or final judgement therein, Landlord may receive and collect any rent due, and any such collection or receipt shall not operate as a waiver of nor affect such notice, suit or judgement.

23.  NOTICE.
     ------

  Any notice required or permitted to be given or served under this Lease, or in connection with any proceeding or action growing out of this Lease or of the tenency therefrom, shall be deemed to be sufficiently given or served, if mailed by registered or certified mail, postage prepaid, and addressed as follows. If to Landlord, NCP, LTD, 30033 Clemens Road, Westlake, Ohio, 44145, marked to the attention of NCP, LTD.; and if to Tenant,addressed to it at its address as set forth on the first page of this Lease. Either party may designate a different address or a different person for the sending of notice by complying with the provisions of this Section 23.

24.  GENERAL.
     -------

  Nothing contained herin shall be deemed or construed by the parties hereto, nor by any third party, as creating the relationship of principal and agent, or of partnership, or of joint venture between the parties hereto, the sole relationship being that of Landlord and Tenant. Wherever herein the singular number is used, the same shall include the plural, and the masculine gender shall include the feminine and neuter genders. One or more waivers of any covenant or condition by Landlord shall not be construed as a waiver of a subsequent breach of the same covenant or condition, and the consent or approval by the Landlord to or of any act by Tenant requiring Landlord's consent or approval shall not be deemed to waiver or render unnecessary Landlord's consent ot approval to or of any subsequent similar act by Tenant. No waiver of any of said terms, provisions, covenants, rules and regulations shall be valid unless it shall be in writing signed by the Landlord. The topical headings of the several Sections are for convenience only and do not define, limit or construe any contents of such Sections or cause therein. All preliminary negotiations are merged into and incorporated in this Lease. This Lease can only be modified or amended by an agreement in writing signed by the parties hereto.

                                  Page No. 16

25.  LIMITATION OF LANDLORD'S LIABILITY.
     ----------------------------------

  If Landlord should sell or otherwise transfer Landlord's interest in the Real Property or the Improvements, and the purchaser or transferee thereof shall assume or become liable for the Landlord's obligations hereunder, Tenant agrees that Landlord shall thereafter have no liability to Tenant under this Lease or any modification or amendment thereof ot extensions or renewals thereof, and Tenant shall look solely to such purchaser or transferee to satisfy any such liability. The Landlord shall be liable under this Lease only while it is the owner of the Real Property and Improvements. If Landlord shall fail to perform any covenant, term or condition of this Lease upon Landlord's part to be performed and, as a consequence of such default, Tenant shall recover a money judgement against Landlord, such judgement shall be satisfied only out of the proceeds received at a judicial sale upon execution and levy against the right, title and interest of Landlord in the Real Property and Improvements and in the rents or other income from such property receivable by Landlord.

26.  SUCCESSORS AND ASSIGNS.
     ----------------------

  The terms, covenants and conditions contained in this Lease shall bind and insure to the benefit of Landlord and Tenant and their respective successors and, except as otherwise provide herein, their heirs, legal representatives, distributees and assigns.

27.  RULES AND REGULATIONS.
     ---------------------

  A copy of the "Rules and Regulations of West-Wood Centre" may be attached hereto and made a part hereof as fully as though herein rewritten. Tenant grants to Landlord the right to make such changes therein from time to time as in Landlord's judgement may be necessary for the best interest, safety, care and cleanliness of the premises and the Improvements and for the preservation of good order therein. Tenant agrees to comply with and abide by all rules and regulations, including amendments thereof. Landlord agrees that such Rules and Regulations shall be made applicalbe to all tenants of the Improvements.

28.  SECURITY DEPOSITS.
     -----------------

  The Tenant shall deposit with the Landlord upon the execution of this Lease, the sum of___________-0-_______________ ($-0-) to be held together with the prior security deposit heretofor paid to Landlord by Tenant of $__-0-___, without interest, to secure the faithful performance of all the terms and conditions of this Lease, and if the same has been faithfully performed, said deposit shall be refunded at the expiration of this Lease; otherwise such deposit shall be retained by Landlord and

                                  Page No. 17
applied against all demands suffered by Landlord from any default of the part of Tenant, and the balance, if any, shall be returned to the Tenant. The Tenant shall remain liable for any deficiency. Notwithstanding the foregoing, Landlord hereby agrees that Tenant shall not be required to make the security deposit required under this Section for so long as Tenant maintaines a minimum net worth (as shown on Tenant's financial statements) of $1,000,000.

29.  SHORT FORM LEASE.
     ----------------

  This Lease shall not be recorded, but a Memorandum of Lease describing the property herein leased, giving the terms of this Lease and referring to this Lease shall be executed by the parties upon the demand of either, and may be recorded by either party of permitted by law.

30.  BROKER.
     ------

  Landlord and Tenant acknowledge that _____ none ____________ has acted as Landlord's agent in connection with this Lease. Tenant represents and warrants that, except _____ none _______________ and its employees, agents and representatives, no real estate broker, agent and/or dalesman showed the Premises to Tenant, and/or introduced Tenant to Landlord, and/or interest Tenant in or told Tenant about the Premises, and/or procured Tenant as a tenant for the Premises and/or in any way dealt with Tenant in connection with the Premises and/or this Lease. Tenant agrees to and does hereby indemnify and save harmless Landlord from and against any and all claims, demands and/or causes of action that may be asserted by any real estate broker, agent and/or salesman in connection with the Premises and/or this Lease (including any option, exercise thereof and other occupancy as aforesaid) who claims or may claim to have showed the Premises to Tenant and/or to have introduced Tenant to Landlord and/or to have interested Tenant in or told Tenant about the Premises and/or to have procured Tenant as a tenant for the premises and/or to have in any way dealt with Tenant in connection with the premises and/or this Lease, and Tenant agrees at its cost to defend Landlord against any and all such claims, demands and/or causes of action.

31.  ESTOPPEL CERTIFICATION.
     ----------------------

  Each party hereto agrees that at nay time, and from time to time, upon not less than ten (10) days' prior request by the other party, it will execute, acknowledge and deliver such other party a statement in writing certifying (a) that this Lease is unmodified and in full force and effect (or if there have been modifications that the same is in full force and effect as modified, and identifying the modifications), (b) the dates to which the rent and other charges have

                                  Page No. 18
been paid, and (c) that, so far as it knows, the other party is not in default under any provisions of this Lease or, if there has been a default, the nature of said default. It is intended that any such statement may be relied upon by any person proposing to aquire an interest in this Lease or any prospective maotgages of, or assignee of any mortgage upon, such interest.

32.  INVALIDITY OF PARTICULAR PROVISIONS.
     -----------------------------------

  If any covenant, agreement or condition of this Lease or the application thereof to any person, firm, or corporation, or to any circumstance, shall to any extent be invalid or unenforceable, the remainder of this Lease, or the application of such covenant, agreement or condition to persons, firms, or corporations, or to circumstances other than those as to which it is invalid or enforceable, shall not be effected thereby. Each covenant, agreement or condition of this Lease shall be valid and enforceable to the fullest extent permitted by Law.

  IN WITNESS WHEREOF, the parties hereto have executed this West-Wood Centre Lease as of the day and year first above written.

IN THE PRESENCE OF:

                                                 NCP, LTD
                                                 --------------------------
Witness as to Landlord:                               ("Landlord")

/s/Patricia Joyce                                By:_______________________
- --------------------------
/s/John Baily
- --------------------------                       LDI Corporation
                                                 --------------------------
Witness as to Tenant:                                  ("Tenant")

/s/Laura Masterson                               By:_______________________
- --------------------------
/s/
- --------------------------

STATE OF OHIO                  )
                               ) SS:
COUNTY OF CUYAHOGA

         On this ___ 29 ___ day of __ April 1993__, before me appeared ______Thomas Critter _______ , who acknowledged that the foregoing instrument was signed on behalf of NCP, LTD., an Ohio partnership, as his





                                  Page No. 19
free act and deed as _____ Partner _________ of said partnership and as the free act and deed of said partnership.

                                                   /s/Laura B. Masterson
                                                   ----------------------
                                                       Notary Public

                                                     LAURA B. MASTERSON
                                                   Notory Public-State of Ohio
                                                   Recorded in Cuyahoga County
                                               My Commission Expires Feb. 2,1998

STATE OF     OHIO      )
                       ) SS:
COUNTY OF  CUYAHOGA    )

         On this   27   day of   April  1993  , before me appeared     Jerry
Kish              , a   Chief Finiancial Officer    by
_________________________, who acknowledged the the foregoing instrument was
signed on behalf of said      LDI  Corp.     and that said instrument is  his
free act and deed and the free act and deed of said   Corporation   .



                                                    /s/ Patricia E. Joyce
                                                    ----------------------
                                                         Notary Public

                                                       PATRICIA E. JOYCE
                                                  Notary Public-State of Ohio
                                                  Recorded in Cuyahoga County
                                               My Commission Expires Feb. 2,1998

Lease version dated 10-23-90





                                  Page No. 20

                                  EXHIBIT "A"

Situated in the City of Solon, County of Cuyahoga and State of Ohio: and know as being part of Original Solon Township Lot No. 18, Tract 11, and bounded and described as follows: Beginning at the Southeasterly corner of said Original Lot No. 18, it being also the Southeasterly corner of land conveyed by The National City Bank of Cleveland, Trustee, to Larry and Lois J. Davis by deed dated March 23, 1970 and recorded in volume 12598, Page 77 of Cuyahoga County Records 1Course 1: Thence due North along the Easterly line of said Original Lot No. 18, it being also the Easterly line of land conveyed to Larry and Lois J Davis as aforesaid 753.98 feet to the South line of Carter Street, 70 feet wide, as shown on dedication plat recorded on Volume 205, Page 6 of Cuyahoga County Records;
Course II:  Thence due West along the South line of said Carter
Street 463.87 feet to a point;
Course III:  Thence due South 757.64 feet to the
Southerly line of said Original Lot No. 18, it being also the Southerly line of land conveyed to Larry and Lois J. Davis as aforesaid;
Course IV: Thence North 89 Degrees 32' 50" East along the South line of land conveyed to Larry and Lois J. Davis as aforesaid 463.89 feet to the place of beginning, be the same more or less, but subject to all legal highways.





                                  Page No. 21

                                    RIDER X

         WHEREAS, Landlord entered into Lease dated March 1, 1992 (the "Original Lease") with LDI Disaster Recovery Corp. ("DRC") a subsidiary of Tenant;

         WHEREAS, DRC has been merged with and into Tenant; and

         WHEREAS, Landlord and Tenant desire to restate the Original Lease to reflect the succession of Tenant to all of the rights and obligations of Tenant thereunder;

         NOW, THEREFORE, the parties agree that the Original Lease is amended and restated to read in its entirety as follows:

                                 SOLON LEASE
                                 -----------

THIS LEASE is made and entered into this 17th day of December 1993, by and between NCP, LTD., an Ohio limited partnership, with its principal offices located at 30033 Clemens Road, Westlake, Ohio 44145 (hereinafter referred to as "Landlord") and LDI Computer Systems, Inc, with its offices located at 30700 Carter Street, Solon, Ohio 44139 (hereinafter referred to as "Tenant"). The Landlord and Tenant hereby mutually covenant and agree as follows:



1.   DEFINITIONS
     -----------

     (a) "Real Property" shall mean the real estate located at 30700 Carter Street, Solon, Ohio, as more particularly described in Exhibit A attached hereto and made a part hereof by reference.


     (b) "Improvements" shall mean the buildings and improvements existing or to be constructed on the Real
     Property, known as LDI Center.


     (c) "Premises refers to 147,400 square feet to be leased to Tenant as set forth in red on Exhibit B attached hereto and made a part hereof by reference.



2.   LOCATION
     --------

For the rent and upon the agreements contained in this Lease, Landlord leases to Tenant and Tenant rents from Landlord that portion of the Improvements shown in red on Exhibit B (the
"Premises").



3.   TERM
     ----

     (a) The term of this Lease (the "Term") shall be for a period of 66 months commencing on the 1st of February 1994.



     (b) Provided Tenant is not in default of its obligations hereunder, upon 120 days prior written notice Tenant shall have the right and option to renew this Lease for up to two three (3) year Renewal Terms. The first Renewal Term will commence on the 1st of August 1999 and the annual rent will increase to fair market value, but not less than $3.16 per square foot per year or more than $3.44 per square foot per year. The second Renewal Term will commence on the 1st of August 2002 and the annual rent will increase to fair market value, but not less than $3.41 per square foot per year or more than $3.85 per square foot per year.


     (c) The Lease will be extended automatically at one hundred and thirty-five percent (135%) of the then current rent for an additional period (the "Extended Term") unless either the Landlord or the Tenant provides written notice of its desire not to extend the Lease at least 120 days prior to the end of the Term or any Renewal Term. During the Extended Term either Lessor or Lessee may terminate the lease at any time upon at least 30 days prior written notice of termination.


4.   RENTAL
     ------

Tenant agrees without demand and without any deduction or set-off to pay to the Landlord at Landlord's office or such other place as Landlord may from time to time designate as rent for the Premises during the continuation of this Lease the Basic Annual Rent and the Expenses (both as defined hereinafter):


     (a) Tenant will pay the existing rent for November and December 1993 and January 1994. Landlord will collect the existing rent from all other tenants until the 31st of January 1994.


     (b) The Annual Rent shall be the sum of four hundred five thousand, three hundred fifty dollars ($405,350.00) per year (based on $2.75 times 147,400 square feet) payable in twelve
     (12) equal consecutive monthly installments of thirty-three thousand, seven hundred seventy-nine dollars and seventeen cents $33,779.17) each in advance on the first of every calendar month beginning the 1st of February 1994.


     (c) Each and any rental payment not received by the 10th of the month will be subject to a late charge in an amount equal to four percent (4%) of the payment. In the event of any rental payment default, commencing on the date of such default and continuing until such default has been cured to the satisfaction of Landlord, interest on the rental balance outstanding hereunder shall be computed, charged and payable at the rate of thirteen and 7/8ths percent (13.875%) per annum.


     (d) Tenant shall be responsible for and pay the following expenses directly:


          (i) The expenses of such property insurance as the Landlord shall reasonably deem necessary or appropriate to maintain on the Improvements and Real Property.


          (ii) The expenses of such reasonable liability insurance as Landlord shall deem necessary or appropriate to maintain for its protection from liability occurring on or about the Improvements and Real Property.


     (iii) The expense of maintaining and repairing the Improvements including, without limitation, janitorial services to the Common Areas, cleaning service, cleaning materials and equipment, supplies, labor, wages and fringe benefits, including workers' compensation, disability benefits, insurance, payroll taxes, welfare benefits, unemployment benefits, mechanical equipment maintenance, equipment rental, personal property taxes, fire protection, licenses, permit fees, depreciation of maintenance equipment, window washing, landscaping, rubbish removal, maintenance of parking areas, removal of snow and ice, lighting, security services, policing, lining and repair of parking areas and sidewalks and any other services.


     (iv) The expense of all gas, water, electricity, sewage and other charges for utilities servicing or used in the Improvements.


     (v) "Real Estate Taxes" shall include all real estate taxes, assessments, water and sewer rents and other governmental impositions and charges of every kind and nature whatsoever, extraordinary as well as ordinary, foreseen and unforeseen, which shall or may, during the Term or the Renewal Term, be levied, assessed, or imposed, or liens upon or arising in connection with, the use, occupancy or possession of or grow due or payable out of, or for, the Real Property or any part thereof, and all reasonable costs and expenses incurred by Landlord or Tenant in contesting or negotiating the same with any governmental authority.


     (vi) Any and all reasonable and necessary expenses incurred by Landlord for the Real Property, Improvements and Premises other than mortgages, for any reason whatsoever unless caused by Landlord's negligence.


(e) All rent and other charges not paid after 30 days of the due date shall bear interest at the rate of thirteen and 7/8ths percent (13.875%) annually from and after the date said rent and charges become due, and the same shall be regarded as additional rent hereunder.

5.   SERVICE
     -------

Landlord shall provide the Premises with utility connections for gas, all electricity, water and sewers, and shall supply the Premises with water for domestic uses. Tenant shall pay for all utilities and services used or consumed upon the Premises to the extent such are separately metered and shall pay any charges made for the installation of new or additional connections or modifications in such services to the Premises required by Tenant and made during the term hereof. Tenant shall pay for such utilities and services directly to the utility.


The amount and character of any utilities and services provided by Landlord shall be as currently exists in the Premises. Landlord shall not be liable in any way for interruption or failure of any such services from any cause whatsoever and any such interruption or failure of service shall never be deemed an eviction or disturbance of the Tenant's use and possession of the Premises or any part thereof or render the Landlord liable to the Tenant for damages, or relieve the Tenant from performance of the Tenant's obligations of this Lease, unless the interruption or failure of any services are caused by the negligence of the Landlord.



6.   USE OF PREMISES
     ---------------

Tenant shall keep the Premises (expressly including heating, air conditioning, ventilation, plumbing and electrical equipment and systems located within or on the roof of the Premises) at all times in good order, condition and repair (including making all necessary replacements thereto except as to the repair or replacement of HVAC units R2 and R3), and shall also keep the Premises in a clean, sanitary and safe condition in accordance with laws of the State of Ohio, and in accordance with all directions, rules and regulations of the health officer, fire marshall, building inspector or other proper officers of the governmental agencies having jurisdiction, at the sole cost and expense of the Tenant, and Tenant shall comply with all requirements of law, ordinance or otherwise, affecting the Premises. Tenant shall pay on demand for any unusual use of heat, air conditioning, electricity or water because of any special needs or practices of the Tenant. Tenant shall permit no waste or nuisance upon damage or injury to the Premises or utilities supplied thereto, and at the expiration of the tenancy created hereunder, Tenant shall surrender the Premises in as good condition and repair as they were at the time Tenant took possession, excepting reasonable wear and tear and loss by fire or other insured casualty. Tenant agrees that Tenant shall commit no act which will cause either Tenant or Landlord to be in noncompliance with any and all zoning ordinance of the City of Solon.

7.   CONSTRUCTION AND ALTERATIONS
     ----------------------------

Tenant will make no alterations in or additions to or improvements to the Premises without first obtaining the written consent of the Landlord thereto which Landlord will give within five (5) days or approval is assumed. Tenant, at Tenant's sole cost and expense, shall cause two (2) sets of preliminary plans and specifications ("preliminary plans") to be prepared and delivered to Landlord for Landlord's approval. Such approval shall be evidenced by Landlord's causing one (1) set of such working plans to be initialed on its behalf and returned to the Tenant. Tenant shall make any such alterations, changes and improvements in a good and workmanlike manner, shall comply with all applicable laws and building regulations, and shall, prior to the making of said alterations, changes and improvements, assure Landlord that payment for the same will be made by Tenant.
Tenant hereby completely and fully indemnifies Landlord against any Mechanic's lien or other lien or claims in connection with the making of any such alterations, changes and improvements.
All alterations, additions, improvements and replacements made or provided by Landlord or Tenant upon the Premises, except movable office furniture and trade fixtures provided at Tenant's expense, shall be the property of Landlord, and shall remain upon and be surrendered with the Premises upon termination, without molestation or injury.



8.   COMMON USAGE
     ------------

Landlord hereby grants to Tenant and Tenant's employees, agents, customers, guests, or invitees, expressly subject, however, to such rules and regulations as or may from time to time be made by Landlord, the non-exclusive right to use the Common Areas in common with others entitled to the use thereof. Tenant agrees to exercise reasonable diligence so that ingress and egress will not be blocked by any vehicles belonging to its employees, agents, customers, guests or invitees. Tenant shall maintain, control, manage and operate the Common Areas in a reasonable manner.



9.   INDEMNITY AND INSURANCE
     -----------------------

     (a) Tenant shall defend and save harmless Landlord from and against any and all loss, cost, damage, or expense, including attorney's fees, of any nature whatsoever arising out of or connected with the use or occupancy of the Premises by Tenant, the materials or things maintained or kept by Tenant, its agents, employees, guests, invitees and contractors, in or on the Premises, the approaches thereto and the Common Areas, or arising or alleged to have arisen out of the acts or omissions of Tenant's officers, agents, employees, guests, invitees and contractors unless caused by Landlord's direct negligence.


     (b) At all times during the terms of this Lease, Tenant shall, at Tenant's own expense, keep in full force and effect public liability insurance in companies acceptable to Landlord, naming both Landlord and Tenant as insured parties, with minimum limits of Two Million Dollars ($2,000,000.00) on account of bodily injuries of death of one person, Two Million Dollars ($2,000,000.00) on account of bodily injuries or death of more than one person arising out of any one act or omission and Five Hundred Thousand Dollars ($500,000.00) property damage arising out of any one act or omission. Tenant shall deposit such policy or policies of insurance, or certificates thereof with Landlord. Tenant shall further maintain property insurance on its personal property located on the Real Property to the actual cash value thereof.


     (c) Tenant shall not do anything in or about the Premises which will in any way tend to increase the insurance rates on the Premises, and/or Improvements or Real Property. Tenant shall pay as additional rent any increase in premiums for insurance which may be charged during the term of this Lease on the amount of insurance carried by landlord on the Improvements and Real Property, resulting from activities carried on or occupancy of the Premises by Tenant, whether or not landlord has consented to the same.


     (d) The fire and extended coverage insurance policies carried by the Landlord to insure the Improvements and by the Tenant to insure its personal property tax located in the Premises shall each include or permit a waiver of all rights of subrogation as set forth below. Each of the parties (to the extent of the coverage provided by the respective insurance policies carried by such party) agrees to and does hereby waive all rights of recovery and causes of action against the other and all persons claiming through or under such other party, by way of subrogation or otherwise for any damage to the Premises, or the personal property, as the case may be, caused by any of the perils covered by such fire and extended coverage insurance policies (as now or hereafter constituted), not withstanding that any such damage or destruction may be due to the negligence of such other party or of the persons claiming through or under such other party.



10.  DAMAGES AND NON-LIABILITY
     -------------------------

Landlord shall not be liable to the Tenant, its officers, agents or employees, for any theft, damage or injury occasioned by failure to keep the Premises heated, cooled or in repair, or for any bodily injury or property damage done or occasioned by or from structural failure or collapse, fixtures (whether in place or otherwise), fixture failure, other materials or part of the Improvements, plumbing, downspouts, gas, water, steam or other pipes, or sewage, or the downspouts, gas, water, steam or other pipes, or sewage, or the bursting, leaking or running of any water outlet, container or fixture, in above, upon or about the Improvements or Premises, nor for injury or damage occasioned by wind, water, snow or ice being upon or coming through the roof, skylight, windows, stairs, doors, parking, road and sidewalk areas, or otherwise, nor for any injury or damage arising from the omissions of any of the utilities or service supplied or due to be supplied by Landlord hereunder, or from acts of negligence of willfulness of co-tenants or other occupants of the Improvements or other contiguous buildings or property.



11.  DESTRUCTION
     -----------

If the Premises hereby leased are damaged or destroyed in part by fire or other casualty ordinarily insurable under full standard extended coverage insurance in Ohio during the term hereof, Landlord will repair and restore the same to good tenantable condition with reasonable dispatch, but in no event shall landlord take longer than five (5) months to complete such repair and restoration. The rent herein provided shall abate entirely in case the entire Premises are untenantable, and pro rata for any portion rendered untenantable in case a part only is untenantable, until the same shall be restored to a tenantable condition; provided, however, that if Tenant, its agents, employees, guests or invitees shall fail to adjust its own insurance or to remove its damaged goods, wares, equipment or restoration is delayed by the acts or omissions of Tenant, there shall be no abatement of rental during the period of such resulting delay; and provided further that there shall be no abatement of rental if such fire, or other causes damaging or destroying the Premises shall result from any willful act or omission of Tenant, its agents, employees, guests or invitees; and provided further that if Tenant shall use any part of the Premises for storage or other useful purpose during the period of repair, a reasonable charge shall be made therefrom against Tenant. In the event the Premises, or the Improvements shall be destroyed to the extent of more than thirty percent (30%) of the value thereof, Landlord may at its option terminate this Lease forthwith by written notice to Tenant. In the event Landlord elects so to rebuild or repair, this Lease shall not terminate, but rent shall be abated equitably while the Premises are untenantable. In case Landlord elects to rebuild or repair as herein provided, the obligation of the Landlord hereunder shall be limited to the Landlord's original work and only to the amount of any insurance proceeds actually received by it.

12.  EMINENT DOMAIN
     --------------

In the event that the Premises or Common Areas or any part thereof shall at any time after the execution of this Lease be taken for public or quasi-public use or condemned under eminent domain, Tenant shall not be entitled to claim, or have paid to the Tenant any compensation or damages whatsoever for or on account of any loss, injury, damage or taking of any right, interest, or estate of the Tenant in or to said property, in which event Tenant, upon request of Landlord so to do, will execute any and all releases or other documents as shall be required by such public or quasi-public authority. However, nothing herein contained shall be construed to prevent the Tenant from asserting against the condemnor any separate and independent claims for damages occurring by reason of said condemnation including, but not limited to, personal property, business, good will, cost of removing equipment, moving expenses, or loss of future profits. In the case of any such taking or condemnation referred to in this paragraph, then if and when there is an actual taking of physical possession of the Premises or of any part thereof in excess of twenty-five percent (25%) of the rentable space thereof, then either the Landlord or the Tenant may cancel and terminate this Lease as to the whole of the Premises by giving notice to the other party within ten (10) days after such an actual taking of physical possession. No such taking of all or any part of the Common Areas shall give rise to any right of termination or rent abatement for such taking. If this Lease is not terminated as above provided for following any of said actual takings, then the Landlord shall repair the Improvements at its own expense; provided, however, that Landlord's obligation to repair shall be limited to the amount of award actually received by it for such taking. In the event of a partial taking of the Premises, a proportionate allowance shall be made in the Basic Annual Rent based on the proportion of the Premises remaining as compared to the original premises.



13.  ASSIGNMENT, SUBLETTING AND SUBORDINATION
     ----------------------------------------

Tenant agrees not to assign or in any manner transfer this Lease or any estate or interest therein without the previous written consent of Landlord which will not be unreasonably withheld and will be provided within three (3) days or permission is assumed, and not to sublet the Premises or any part or parts thereof or allow anyone to use the Premises or to come in with the Tenant, either through or under the Lease, without Landlord's consent which shall not be unreasonably withheld. Consent to one or more assignments of this Lease or subletting of said Premises shall not operate to exhaust or waive Landlord's rights under this paragraph. Landlord may assign this Lease, or the rentals paid hereunder, or both, in its sole discretion, as additional security for any mortgage on the Real Property or otherwise, and

Landlord also reserves the right and Tenant hereby agrees that on request of Landlord this Lease shall be subordinate to any mortgages which may hereafter be placed upon the Real Property and to any and all advances to be made thereunder, and to the interest thereof, and all renewals, replacements and extensions thereof. Landlord reserves the right to demand and obtain from the Tenant a Waiver of Priority of Tenant's rights arising by virtue of the within leasehold estate, thereby subordinating Tenant's said lien in favor of a mortgage upon the Real Property, and Tenant upon demand by the Landlord for same, agrees to execute at any and all times such instrument that may be required by any lending institution or prospective mortgagee in order to effectuate such Waiver of Priority and subordination of Tenant's lien. If Tenant within five (5) days after submission of such instrument fails to execute the same as attorney-in-fact for Tenant. If any mortgagee of the Real Property elects to treat the Lease as a prior lien to its mortgage, then upon due notice to Tenant to that effect, this Lease shall be deemed prior in lien to the said mortgage whether or not this Lease is dated prior to or subsequent to the date of said mortgage.



14.  BANKRUPTCY
     ----------

Neither this Lease, nor any interest therein, nor any estate thereby created shall pass to any trustees or receiver or assignee for the benefit of creditors or otherwise by operation of law. If the estate created hereby shall be taken or attempted to be taken in execution or by other process of law, or if Tenant shall by adjudicated insolvent or bankrupt pursuant to the provisions of any state or federal insolvency or bankruptcy act, or if a receiver or trustee of the property of Tenant shall be appointed by reason of Tenant's insolvency or inability to pay its debts, or if any assignment shall be made or attempted to be made by Tenant's property for the benefit of creditors, then and in any such event, Tenant will be deemed in default under this Lease. The allowance of any petition under the bankruptcy law, or the appointment of a trustee or receiver of Tenant or its assets shall be conclusive evidence that Tenant caused, or gave cause therefor, in violation of this Lease, unless such allowance of the petition, or the appointment of trustee or receiver, is vacated within thirty (30) days after such allowance or appointment. Any act described in this Section 14 shall be deemed a material breach of Tenant's obligation hereunder, and at any time when such a breach exists, Landlord may, at its option, and in addition to and independent of, any remedy available to Landlord, terminate this Lease and all rights of Tenant hereunder by giving to Tenant notice in writing of the election of Landlord so to terminate, and re-enter and repossess the Premises with or without prior notice.

15.  SURRENDER
     ---------

On the last day of the Term of this Lease or the Renewal Terms, or on the sooner termination thereof, Tenant shall peaceably surrender the Premises in good condition and repair as required by Section 6 hereof. On or before the last day of the Term of this Lease or the Renewal Terms or the sooner termination thereof, Tenant shall at its expense remove all of its office furnishings, machinery, equipment, supplies and other personalty. Any property not so removed shall be deemed abandoned. All improvements, alterations, additions and fixtures, other than Tenant's personalty as aforesaid, which have been made or installed by either Landlord or Tenant upon the Premises shall remain as Landlord's property and shall be surrendered with the Premises as a part thereof. If the Premises are not surrendered at the end of the term or the sooner termination thereof, Tenant shall indemnify Landlord against reasonable loss or liability resulting from delay by Tenant in so surrendering the Premises, including, but without limitation to, any claims made by any succeeding tenant founded on such delay. Tenant shall promptly upon surrender deliver all keys for the Premises and Building to Landlord at the place then fixed for payment of rent.



16.  ACCESS BY LANDLORD
     ------------------

Landlord shall have the right to enter the Premises at reasonable times during the term hereof to make any alterations or repairs to the Improvements which Landlord may deem necessary or appropriate for its safety and preservation; provided, however, that Landlord shall not unduly or unreasonably interfere with the conduct of Tenant's business on the Premises. During the progress of any such work, Landlord may keep and store upon the Premises all necessary materials, tools and equipment. Landlord shall not in any event be liable for inconvenience, annoyance, disturbance, loss of business or other damage to Lessee, provided it be as little as may be reasonably possible in the circumstances, by reason of the performance of any such work or of bringing materials, supplies and equipment into or through the Premises during the course thereof and the obligations of Tenant under this Lease shall not be affected thereby in any manner whatsoever. Tenant agrees to permit Landlord and any authorized representative of Landlord to enter the Premises at all times during normal business hours to exhibit the same for the purposes of sale or mortgage and, during the final six (6) months of the term of this Lease, for purposes of leasing, during which six (6) month period Landlord may display on the Premises in such manner as not to interfere unreasonably with Lessee's business usual "For Sale" or "To Let" signs or signs of a similar nature.

17.  HOLDING OVER
     ------------

If Tenant shall remain in possession of all or any part of the Premises after the expiration of the term of this Lease or Renewal Terms, then Tenant shall be deemed a Tenant of the Premises from month to month, subject to all terms and conditions of the within Lease which are not inconsistent with such month to month tenancy, but nothing herein shall excuse any unauthorized holding over or waiver any liability therefor. Unless negotiated otherwise the monthly rent shall increase by thirty-five percent (35%).



18.  SIGNS
     -----

Except as expressly provided herein, Tenant covenants and agrees that it will not permit or cause placed on the outside or inside of the Improvements or elsewhere on the Real Property, signs, notices or other media of advertising, except only for those installed by Landlord or as approved in writing in advance by Landlord. Tenant further covenants and agrees that any signs erected or maintained by Tenant shall comply with the applicable laws and ordinances of the City of Solon, Ohio, and Tenant, at its expense, shall obtain any permits required therefor. Any signs erected by Tenant shall be in accordance with existing building standards. In accordance with the foregoing, Tenant shall place erect, and maintain signs at the entrance to the premises and at the loading dock.



19.  TENANT'S POSSESSION
     -------------------

Taking possession of the Premises by Tenant shall be conclusive evidence that the Premises were in good order and in satisfactory condition when Tenant took possession (except as to HVAC units R2 and R3). Provided, however, that Landlord hereby covenants and agrees that if Tenant shall promptly and faithfully perform all of the covenants and agreements herein stipulated to be performed on Tenant's part, Tenant shall at all times during said term have the peaceable and quiet enjoyment and possession of said Premises without hindrance or claim from Landlord or any persons lawfully claiming said Premises by or under the Landlord.



20.  BREACH, INSOLVENCY AND RE-ENTRY
     -------------------------------

     (a) If Tenant shall at any time be in default in the payment of rent or other sums of money required to be paid by Tenant or in the performance of any of the covenants, terms, conditions, provisions, rules and regulations of this Lease and the Tenant shall fail to remedy any such default within a period of three (3) days, in the event the default is as to payment of rent or within twenty (20) days after receipt of notice thereof from Landlord, if the default relates to matters other than the payment of rent (but
Tenant shall not be deemed to be in default if Tenant commences to remedy said defaults other than relating to payment of rent within said twenty (20) day period, and proceeds therewith with due diligence), or if Tenant shall commit waste, shall vacate the Premises, or if Tenant shall be adjudged bankrupt or shall make an assignment for the benefit of creditors, or if a receiver of any property of Tenant in or upon the Premises be appointed in any action, suit or proceeding by or against Tenant and not removed within thirty (30) days after appointment or if the interest of Tenant in the Premises shall be offered for sale or sold under execution or other legal process, Landlord, in addition to all other remedies given to Landlord in law or in equity, may by written notice to Tenant to terminate this Lease, or, without terminating this Lease, re-enter the Premises in accordance with applicable law by summary proceedings or otherwise, and, in any event, may dispossess the Tenant, with process of law.


     In the event of such re-entry, Landlord will attempt to relet the Premises and, in the event of a reletting, may apply the rent therefrom first to the payment of Landlord's expenses, including reasonable attorneys' fees incurred by reason of Tenant's default, and the expense of reletting including, but not limited to, the repairs, renovation, or alteration of the Premises, and then to payment of rent and all other sums due from Tenant hereunder, Tenant remaining liable for any deficiency.


(b) In the event of a default by Tenant of any of the terms, provisions, covenants, conditions, rules and regulations of this Lease, Landlord shall have the right to injunction and the right to invoke any remedy permitted to Landlord in the law or in equity. All remedies available to Landlord are declared to be cumulative and concurrent. No termination of this Lease nor any taking or recovering of possession of the Premises shall deprive Landlord of any of its remedies or actions against Tenant for past or future rent, nor shall the bringing of any action for rent or other default be construed as a waiver of the right to obtain possession of the Premises.


(c) If Tenant shall fail to make any payment or perform any other act on its part to be performed under this Lease, Landlord may make such payment or perform such other act to the extent Lessor deems desirable. Any reasonable amount so paid by Landlord or any reasonable expenses so incurred in doing any such act to make up any default to Tenant's part to fulfill Tenant's covenants herein written, are hereby agreed and declared to be so much additional rent and shall be due and payable with the next installment due thereafter under this Lease.



21.  MAINTENANCE AND REPAIRS
     -----------------------

Tenant shall maintain and keep in good repair and condition the Premises and contents and decoration thereof, including without limitation the foundation, the roof, the four outer walls, all structural components of the Improvements, all pipes and other plumbing, toilets, sinks, lights and other electrical systems and fixtures, all glass, floor coverings, and heating and air conditioning systems (except HVAC units R2 and R3). If, after the notice from Landlord, Tenant fails or refuses to make any repairs to be made or maintenance required by Tenant hereunder, then Landlord may, but shall not be obligated to, make or cause such repairs to be made or maintenance provided, the Tenant agrees that it will, in such event, pay the full cost thereof to Landlord upon demand, as additional rental hereunder, with all remedies attendant thereon.



22.  RENT DEMAND
     -----------

Every demand for rent due wherever and whenever made shall have the same effect as if made at the time it falls due and at the place of payment and, after the service of any notice of commencement of any suit, or final judgement therein, Landlord may receive and collect any rent due, and any such collection or receipt shall not operate as a waiver of nor affect such notice, suit or judgement.



23.  NOTICE
     ------

Any notice required or permitted to be given or served under this Lease, or in connection with any proceeding or action growing out of this Lease or of the tenancy therefrom, shall be deemed to be sufficiently given or served, if mailed by registered or certified mail, postage prepaid, and addressed as follows. If to Landlord, NCP, LTD., 30033 Clemens Road, Westlake, Ohio 44145, marked to the attention of NCP, LTD.; and if to Tenant, addressed to it as its address as set forth on the first page of this Lease. Either party may designate a different address or a different person for the sending of notice by complying with the provisions of this Section 23.



24.  GENERAL
     -------

Nothing contained herein shall be deemed or construed by the parties hereto, nor by any third party, as creating the relationship of principal and agent, or of partnership, or of joint venture between the parties hereto, the sole relationship being that of Landlord and Tenant. Wherever herein the singular number is used, the same shall include the plural, and the masculine gender shall include the feminine and neuter genders. One or more waivers of any covenant or condition by Landlord shall not be construed as a waiver of a subsequent breach of the same covenant or condition, and the consent or approval by the Landlord to or of any act by Tenant requiring Landlord's consent or approval shall not be deemed to waive or render unnecessary Landlord's consent or approval to or of any subsequent similar act by Tenant. No waiver of any of said terms, provisions, covenants, rules and regulations shall be valid unless it shall be in writing signed by the Landlord. The topical headings of the several Sections are for convenience only and do not define, limit or construe any contents of such Sections or causes therein. All preliminary negotiations are merged into and incorporated in this Lease. This Lease can only be modified or amended by an agreement in writing signed by the parties hereto.



25.  LIMITATION OF LANDLORD'S LIABILITY
     ----------------------------------

If Landlord should sell or otherwise transfer Landlord's interest in the Real Property or the Improvements, and the purchaser or transferee thereof shall assume or become liable for the Landlord's obligations hereunder, Tenant agrees that Landlord shall thereafter have no liability to Tenant under this Lease or any modification or amendment thereof or extensions or renewals thereof, and Tenant shall look solely to such purchaser or transferee to satisfy any such liability. If Landlord shall fail to perform any covenant, term or condition of this Lease upon Landlord's part to be performed and, as a consequence of such default, Tenant shall recover a money judgement against Landlord, such judgement shall be satisfied only out of the proceeds received at a judicial sale upon execution and levy against the right, title and interest of Landlord in the Real Property and Improvements and in the rents or other income from such property receivable by Landlord.



26.  SUCCESSORS AND ASSIGNS
     ----------------------

The terms, covenants and conditions contained in this Lease shall bind and inure to the benefit of Landlord and Tenant and their respective successors and, except as otherwise provided herein, their heirs, legal representatives, distributees and assigns.

27.  SECURITY DEPOSITS
     -----------------

The Tenant shall deposit with the Landlord upon the execution of this Lease the sum of -0- to be held together with the prior security deposit heretofore paid to Landlord by Tenant of -0-, without interest, to secure the faithful performance of all the terms and conditions of this Lease, and if the same has been faithfully performed, said deposit shall be refunded at the expiration of this Lease; otherwise such deposit shall be retained by Landlord and applied against all damages suffered by Landlord from any default on the part of Tenant, and the balance, if any, shall be returned to the Tenant. The Tenant shall remain liable for any deficiency.



28.  SHORT FORM LEASE
     ----------------

This Lease shall not recorded, but a Memorandum of Lease describing the property herein leased, giving the terms of this Lease and referring to this Lease shall be executed by the parties upon the demand of either, and may be recorded by either party if permitted by law.



29.  BROKER
     ------

Landlord and Tenant acknowledge that no outside party has acted as Landlord's agent in connection with this Lease. Tenant represents and warrants that no real estate broker, agent and/or salesman showed the Premises to Tenant, and/or introduced Tenant to Landlord, and/or interest Tenant in or told Tenant about the Premises, and/or procured Tenant as a tenant for the Premises and/or in any way dealt with Tenant in connection with the Premises and/or this Lease. Tenant agrees to and does hereby indemnify and save harmless Landlord from and against any and all claims, demands and/or causes of action that may be asserted by any real estate broker, agent and/or salesman in connection with the Premises and/or this Lease (including any option, exercise thereof and other occupancy as aforesaid) who claims or may claim to have showed the Premises to Tenant and/or to have introduced Tenant to Landlord and/or to have interested Tenant in or told Tenant about the Premises and/or to have procured Tenant as a tenant for the Premises and/or to have in any way dealt with Tenant in connection with the Premises and/or this Lease, and Tenant agrees at its cost to defend Landlord against any and all such claims, demands and/or causes of action.



30.  ESTOPPEL CERTIFICATE
     --------------------

Each party hereto agrees that at any time, and from time to time, upon not less than ten (10) days prior request by the other party, it will execute, acknowledge and deliver to such other party a statement in writing certifying (a) that this Lease is unmodified and in full force and effect (or if there have been modifications that the same is in full force and effect as modified, and identifying the modifications), (b) the dates to which the rent and other charges have been paid, and (c) that, so far as it knows, the other party is not in default under any provisions of this Lease or, if there has been a default, the nature of said default. It is intended that any such statement may be relied upon by any person proposing to acquire an interest in this Lease or any prospective mortgages of, or assignee of any mortgage upon, such interest.



31.  INVALIDITY OF PARTICULAR PROVISIONS
     -----------------------------------

If any covenant, agreement or condition of this Lease or the application thereof to any person, firm, or corporation, or to any circumstance, shall to any extent be invalid or unenforceable, the remainder of this Lease, or the application of such covenant, agreement or condition to persons, firms, or corporations, or to circumstances other than those as to which it is invalid or enforceable, shall not be effected thereby. Each covenant, agreement or condition of this Lease shall be valid and enforceable to the fullest extent permitted by Law.



32.  ENVIRONMENTAL LAWS
     ------------------

Landlord and Tenant shall comply with all applicable federal, state and local environmental laws, ordinances, orders or regulations affecting the Premises, the operation of Tenant's business at the Premises or the removal of any substances therefrom arising out of Tenant's operation of its business at the Premises. Neither Landlord nor Tenant shall not permit any on-site disposal of oil, grease or hazardous substances. No hazardous or industrial wastes, contaminated substances or those resulting from manufacturing or processing shall be deposited by either Landlord or Tenant in containers provided for trash removal. All waste materials (including Tenant's construction or remodeling wastes) other than ordinary sanitary commercial trash shall be removed from the Premises and properly disposed of in compliance with all applicable laws at Tenant's sole cost and expense. Tenant does hereby indemnify and hold Landlord harmless of, from and against all claims, actions, liens, demands, costs, expenses, fines and judgments (including legal costs and attorney's fees) resulting from or arising by reason of any spills or contamination of air, soil or water by oil, grease or hazardous substances at or around the Premises or upon removal therefrom, or the violation of any other provision of this
Section 32.

Landlord does hereby indemnify and hold Tenant harmless of, from and against all claims, actions, liens, demands, costs, expenses, fines and judgments (including legal costs and attorney's fees) resulting from or arising by reason of any spills or contamination of air, soil or water by oil, grease or hazardous substances at or around the Premises caused by Landlord or upon removal therefrom, or the violation of any other provision of this Section 32.


Upon ten (10) days prior written request from Landlord, Tenant shall execute, acknowledge and deliver to Landlord a written statement in from satisfactory to Landlord certifying that Tenant has not disposed of any oil, grease or hazardous substances at the Premises and that any such substances used, processed or generated at the Premises during the term of this Lease (as it may be extended) have been disposed of in accordance with applicable law.

IN WITNESS WHEREOF, the parties hereto have executed this Solon
Lease as of the day and year first above written.


IN THE PRESENCE OF:

                                  NCP, LTD.
Witness as to Landlord:                        ("Landlord")

 /s/                              By: /s/
- ----------------------------      -------------------------------

 /s/
- ----------------------------

                                  LDI COMPUTER SYSTEMS, INC


Witness as to Tenant:

 /s/                              By: /s/
- ----------------------------      -------------------------------

 /s/
- ----------------------------



STATE OF OHIO               )
                            ) SS:
COUNTY OF CUYAHOGA          )



        On this 14th day of January, 1994, before me appeared
Thomas A. Cutter, who acknowledged that the foregoing instrument was signed on behalf of said NCP, LTD., an Ohio partnership, as his free act and deed as Partner of said partnership and as the free act and deed of said partnership.

My Commission
Expires 12-14-98
                                   /s/ Elizabeth Rose
                                  -------------------------------
                                          Elizabeth Rose
                                           Notary Public


STATE OF OHIO               )
                            ) SS:
COUNTY OF CUYAHOGA          )


        On this 13th day of January, 1994, before me appeared Thomas W. Abel, a Vice-President by LDI Computer Systems, Inc., who acknowledged that the foregoing instrument was signed on behalf of said LDI Computer Systems, Inc. and that said instrument is Thomas W. Abel free act and deed and the free act and deed of said LDI Computer Systems, Inc.


                                   /s/  Diane Gregory
                                  -------------------------------
                                            Notary Public

                                            DIANE GREGORY
                                    NOTARY PUBLIC, STATE OF OHIO
                                     Recorded in Cuyahoga County
                                   My Comm. Expires Feb. 26, 1997

                                   EXHIBIT A
                                   ---------


Situated in the City of Solon, County of Cuyahoga and State of Ohio and known as being part of Original Solon Township Lot No.
18, Tract 11, and bounded and described as follows:


Beginning at the Southeasterly corner of said Original Lot No. 18, it being also the Southeasterly corner of land conveyed by The National City Bank of Cleveland, Trustee, to Larry and Lois
J. Davis by deed dated March 23, 1970 and recorded in Volume 12598, Page 77 of Cuyahoga County Records.


Course I: Thence due North along the Easterly line of said Original Lot No. 18, it being also the Easterly line of land conveyed to Larry and Lois J. Davis as aforesaid 753.98 feet to the South line of Carter Street, 70 feet wide, as shown on dedication plat recorded in Volume 205, Page 6 of Cuyahoga County Records;


Course II:  Thence due West along the South Line of said Carter
Street 463.87 feet to a point;


Course III: Thence due South 757.64 feet to the Southerly line of said Original Lot No. 18, it being also the Southerly line of land conveyed to Larry and Lois J. Davis as aforesaid;


Course IV: Thence North 89 Degrees 32' 50" East along the South line of land conveyed to Larry and Lois J. Davis as aforesaid
463.89 feet to the place of beginning, be the same more or less, but subject to all legal highways.

                                  NCP, LIMITED
                                  -----------

DATE:  January 4, 1994


TO:    Michael Kennedy


FROM:  John Bailey


RE:    Solon Lease



NCP, Limited and LDI Computer Systems, Inc agree to the following:


1. NCP will assign LDI DRC Solon Lease dated March 1992 and restated April 22, 1993 to LDI Computer Systems, Inc as of
     February 1, 1994.


2.   NCP agrees to cancel  the existing NCP - MST Lease dated
     November 1, 1990 as of February 1, 1994.


3. NCP and LDI Computer Systems, Inc agree to enter into a master lease (guaranteed by LDI Corp) for the entire 30700 Carter Street facility (147,400 square feet) for 66 months commencing on February 1, 1994 at $2.75/foot per year triple net and other such terms as defined in the attached master lease.


4. LDI Corp will pay NCP $328,500.00 upon the execution of said lease.


5. NCP will continue to receive the existing rent (as of 10/1/93) from MST and LDI DRC until January 31, 1994.


6. LDI Computer Systems, Inc will pay directly or reimburse NCP all expenses, as defined in Section 4d of the new lease, for the 30700 Carter Street facility from November 1, 1993 to
     January 31, 1994.


Please sign below to indicate your agreement and acceptance.


Thank you for your prompt attention.



Agreed and accepted by:


 /s/ Michael Kennedy                                   1-7-94
- -------------------------------------------------    ----------
     Michael Kennedy                                    Date
     LDI Computer Systems, Inc



 /s/ Thomas Cutter                                    1-14-94
- -------------------------------------------------    ----------
     Thomas Cutter                                      Date
     NCP, LTD.



               30033 Clemens Road   *   Westlake Ohio 44145   *
                Phone (216) 899-2909   *   Fax (216) 899-2912

                     TERMINATION AND CANCELLATION OF LEASE
                     -------------------------------------


THIS TERMINATION AND CANCELLATION OF LEASE is made as of this 6th day of January, 1994, by and between NCP, LTD., an Ohio limited partnership ("Lessor") and MST Systems, Inc, an Ohio corporation
("Lessee").


WHEREAS, Lessee previously entered into a lease with Lessor, dated as of November 1, 1990, as thereafter amended for 40,940 square feet of space in a building located at 30700 Carter
Street, Solon, Ohio (the "Premises");


WHEREAS, Lessor and Lessee desire to terminate and cancel the Lease, effective February 1, 1994;


NOW, THEREFORE, in consideration of the payment by Lessee to Lessor of One Dollar ($1.00), Lessor and Lessee hereby agree that the Lease is hereby terminated and canceled and neither the Lessor nor the Lessee has any continuing obligation to the other on or after February 1, 1994 with respect to the Lease.


IN WITNESS WHEREOF, Lessor and Lessee hereby execute this
Termination and Cancellation on the day and year first above written.


Signed in the presence of:


 /s/ John Bailey                    /s/ Thomas A. Cutter
- ------------------------------     -----------------------------
                                        Thomas A. Cutter
                                        NCP, LTD.
 /s/ Shirley Gailock
- ------------------------------


 /s/                                /s/ Michael R. Kennedy
- ------------------------------     -----------------------------
                                        Michael R. Kennedy
                                        MST Systems, Inc
 /s/ John Bailey
- ------------------------------

                                   ASSIGNMENT
                                   ----------


WHEREAS, on or about April 22, 1993, a Restated Lease for the premises known as 30700 Carter Street, Solon, Ohio 44139 was entered into by and between NCP, LTD., an Ohio limited partnership, with its principal offices located at 30033 Clemens Road, Westlake, Ohio 44145 as Landlord and LDI Corporation ("LDIC"), a Delaware corporation, with offices located at 1975 East Ninth Street, Cleveland, Ohio 44114 as Tenant; and


WHEREAS, the term of the restated lease is through October 31, 1995, but both NCP, LTD. and LDIC are desirous of allowing the interests and obligations of NCP, LTD. as Landlord to be assigned to LDI Computer Systems, Inc ("CSI");


NOW, THEREFORE, the undersigned parties agree that the following should occur:


     (1) Immediately after this document is executed by NCP, LTD., LDIC and by CSI, all interest NCP, LTD. has under the Restated Lease shall be transferred from NCP, LTD. to CSI.


     (2) LDIC will not have any ongoing liability to NCP, LTD. for any rental charges beyond January 31, 1994. As of February 1, 1994, CSI shall assume the rights of NCP, LTD. under the Restated Lease with LDIC.



ACKNOWLEDGED AND AGREED TO this 14th day of January, 1994.


LDI  Corporation, Tenant


 /s/                                             1-7-94
- -----------------------------------------     ------------
        By/Title                                  Date




NCP, LTD., Landlord


 /s/                                             1-14-94
- -----------------------------------------     ------------
        By/Title                                  Date




LDI  Computer Systems, Inc as Landlord's Assignee


 /s/                                             1-13-94
- -----------------------------------------     ------------
        By/Title                                  Date